CHURCHILL TAX-FREE FUND OF KENTUCKY

              Supplement to the Statement of Additional Information
                              Dated April 30, 2003
                     As Previously Supplemented May 29, 2003


     The following table replaces the current table under the caption "Underwriting Commissions." It incorporates changes in the column headed "Commissions as Percentage of Offering Price."

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.50%
         3.75%                              3.50%
         3.50%                              3.25%
         3.25%                              3.00%
         3.00%                              2.75%
         2.50%                              2.25%


                  The date of this supplement is June 19, 2003